Exhibit 10.57





                      BOSTON COMMUNICATIONS GROUP, INC.

                     1996 EMPLOYEE STOCK PURCHASE PLAN

                              AMENDMENT NO. 3

                              August 12, 1999


	This Amendment is made to the 1996 Employee Stock Purchase Plan (the "Plan"), which was approved by the Board of Directors of Boston Communications Group, Inc. (the "Company") on April 25, 1996, and by its stockholders on April 26, 1996, and amended by the Board of Directors on August 29, 1996 and May 20, 1999.

	Section 2(a) of the Plan which reads as follows:

		"(a) they are regularly employed by the Company or a Designated Subsidiary for more than 20 hours a week and for more than five months in a calendar year; and"

		is hereby deleted.

This Amendment shall be effective for the Plan Period commencing September 1, 1999.

Except as herein provided, all other terms and conditions of the Plan remain unchanged and in full force and effect.

	This Amendment No. 3 to the Plan was adopted by the Board of Directors of the Company on the 12th day of August, 1999.

						ATTEST:


						/s/ Alan J. Bouffard
						Alan J. Bouffard, Clerk